UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2006
ACCENTURE SCA
(Exact name of Registrant as specified in its charter)

Luxembourg (State or other jurisdiction of incorporation)	001-49713 (Commission File Number)	98-351796 (I.R.S. Employer Identification No.)
46A, Avenue J.F. Kennedy
L-1855 Luxembourg
(Address of principal executive offices)
Registrant’s telephone number, including area code: (352) 26 42 35 00
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     The Board of Directors of Accenture Ltd has named its CEO, William D. Green, to the additional position of Chairman of the Board, effective September 1, 2006. He will succeed Joe W. Forehand, who will retire as Accenture’s Chairman of the Board on August 31, 2006. Accenture Ltd is the general partner of Accenture SCA.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 15, 2006	ACCENTURE SCA, represented by its General Partner, Accenture Ltd, itself represented by its duly authorized signatory
/s/ Douglas G. Scrivner
	Name:	Douglas G. Scrivner